                                    COLONIAL

                          INTERMEDIATE TAX-EXEMPT FUND



                               SEMIANNUAL REPORT
                                  MAY 31, 1997


                                    [PHOTO]



                          NOT FDIC-        MAY LOSE VALUE
                          INSURED          NO BANK GUARANTEE

                     COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                        DECEMBER 1, 1996 - MAY 31, 1997

INVESTMENT OBJECTIVE: Colonial Intermediate Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "Fluctuating interest rates created a challenging investment environment. However, the Fund maintained competitive performance by investing selectively in good quality bonds in 'out of favor' sectors."

                                                             - William Loring

               COLONIAL INTERMEDIATE TAX-EXEMPT FUND PERFORMANCE

                                                           CLASS A            CLASS B

      Inception date                                        2/1/93             2/1/93
      Distributions declared per share(1)                   $0.191             $0.166
      SEC yields on 5/31/97(2)                               4.61%              4.11%
      Taxable-equivalent SEC yields(3)                       7.63%              6.80%
      Six-month total returns, assuming                      1.18%              0.85%
      reinvestment  of all distributions and
      no sales charge or contingent
      deferred sales charge (CDSC)
      Net asset value per share on 5/31/97                  $7.78              $7.78

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on May 31, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
(3) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.
The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN(4)                                      MATURITY BREAKDOWN(4)
(as of 5/31/97)                                           (as of 5/31/97)

  AAA.......................        54.0%                  0-3 years..................        3.6%
  AA........................        15.7%                  3-5 years..................        6.8%
  A.........................         8.2%                  5-7 years.................        23.9%
  BBB.......................        19.6%                  7-10 years................        30.4%
  Non-rated.................         2.5%                  10-15 years...............        28.7%
                                                           15-20 years................        6.6%

(4) Quality and maturity breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these quality and maturity breakdowns in the future.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial Intermediate Tax-Exempt Fund. This report reflects on the investment environment for the six months ended May 31, 1997.

                         [Picture of Harold W. Cogger]

The economy continued to grow at a healthy pace during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales. The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Despite the increase in interest rates, investments in municipal bonds saw smaller price declines than those of some alternative fixed-income investments, including Treasury bonds. A lower supply of new municipal issues, low dealer inventories and strong demand helped support tax-exempt bond prices. In addition, the specter of potential tax reform that would have negatively affected municipal bonds faded with the outcome of the November presidential and congressional elections.

The investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds was at a historically low level. Narrow yield spreads between lower and higher quality bonds combined with tight supply created higher prices and lower yields for new investments. Additional uncertainty was experienced as Congress struggled to reach a balanced budget agreement, although a compromise reached later in the period encouraged municipal market investors.

The long-term benefits of investing in any municipal bond fund include tax-free income, the opportunity to diversify your fixed-income portfolio and an investment in America's infrastructure. Colonial Intermediate Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return.

As always, we thank you for the opportunity to help meet your investment goals through the Colonial family of funds.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
July 16, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager for Colonial Intermediate Tax-Exempt Fund and vice president of Colonial Management Associates, Inc.

INVESTMENT ENVIRONMENT REFLECTS ECONOMIC UNCERTAINTY
Economic reports at the beginning of the period suggested a slowdown in growth. However, retail, housing and auto sales were all stronger than expected at the end of 1996. These reports sparked fears of potential inflation, a negative for bonds, and bond prices declined. As the economy continued its healthy pace of growth into 1997, the Federal Reserve Board raised short-term interest rates in March and bond prices declined further.

Municipal bond prices fell less than Treasury bond prices during the period. Decreased supply and increased demand for tax-exempt bonds combined to provide a relatively positive market environment. Further support for the municipal sector was generated by fading fears of tax reform after the presidential and congressional elections in November.

TIGHT YIELD SPREADS PRESENT INVESTMENT CHALLENGE
The yield spread, or advantage, for investing in lower quality bonds was reduced to a historically low level, increasing demand for higher quality municipal bonds. A decreased supply of tax-exempt bonds overall resulted in higher prices and lower yields for newly issued bonds.

In an effort to identify bonds that were attractively priced and that offered good potential price gains, we looked closely at several sectors that had been "out of favor." For example, deregulation and increased competition in the utility industry have created uncertainty nationwide, resulting in the decline of utility bond prices. In California, utilities are on the leading edge of the deregulatory wave. Several of the State's electric utilities have already diversified their businesses, cut costs and made other strategic changes that position them well for the more competitive environment ahead.

Health care is another sector that has come under pressure as a result of increased industry competition. Hospitals, a consolidating industry, continue to cut costs and search for innovative ways to compete. We continue to look for issuers that would benefit from this trend -- smaller, community-based faci-lities are an example. These health care providers would be attractive merger candidates for a larger organization looking to increase their market share.

POSITIVE OUTLOOK FOR THE REMAINDER OF 1997
We are optimistic that the investment environment will improve over the rest of the year. We don't believe that the Federal Reserve Board will increase interest rates further unless there is substantial evidence that the economy is growing too strongly or that inflation is increasing. Slower growth so far in the second quarter points to lower interest rates by year-end if this trend continues. In this environment, we have increased the Fund's investments in bonds that should benefit from declining interest rates.

          COLONIAL INTERMEDIATE TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 2/1/93 - 5/31/97
                    Based on NAV and MOP for Class A Shares

                                    [Chart]

$13,000                                                        LEHMAN
                                                              $13,183

$12,000                                                           NAV
                                                              $12,791

$11,000                                                           MOP
                                                              $12,375
$10,000

            2/93                                     5/97


                        NAV                     MOP               LEHMAN
                      --------                -------            --------
Feb 1, 93                10000                    9675             10000
Feb 28, 93            10307.89                9972.886             10362
Mar 31, 93            10213.52                9881.576             10252
Apr 30, 93            10320.25                9984.843             10355
May 31, 93            10373.49                10036.35             10414
Jun 30, 93            10535.27                10192.87             10588
Jul 31, 93            10575.32                10231.62             10601
Aug 31, 93            10765.27                10415.4              10822
Sep 30, 93            10860.35                10507.39             10946
Oct 31, 93            10887.68                10533.83             10967
Nov 30, 93            10817.58                10466.01             10870
Dec 31, 93             11011.5                10653.62             11099
Jan 31, 94            11136.89                10774.94             11226
Feb 28, 94            10886.34                10532.53             10935
Mar 31, 94            10521.89                10179.93             10490
Apr 30, 94            10634.65                10289.02             10579
May 31, 94            10704.77                10356.86             10671
Jun 30, 94            10718.94                10370.58             10605
Jul 31, 94            10835.73                10483.57             10800
Aug 31, 94            10881.54                10527.89             10837
Sep 30, 94            10798.58                10447.63             10678
Oct 31, 94            10658.19                10311.80             10489
Nov 30, 94            10487.12                10146.29             10299
Dec 31, 94            10650.09                10303.96             10526
Jan 31, 95            10814.78                10463.30             10826
Feb 28, 95            11039.49                10680.71             11141
Mar 31, 95            11161.63                11006.97             11269
Apr 30, 95            11165.94                11803.05             11283
May 31, 95            11437.46                11065.74             11643
Jun 30, 95             11366.7                10997.28             11541
Jul 31, 95            11521.48                11147.04             11650
Aug 31, 95            11674.17                11294.76             11798
Sep 30, 95            11751.92                11369.98             11873
Oct 31, 95            11890.15                11503.72             12045
Nov 30, 95            12013.39                11622.95             12245
Dec 31, 95            12075.43                11682.97             12363
Jan 31, 96            12183.56                11787.59             12456
Feb 29, 96            12138.06                11743.58             12372
Mar 31, 96            12030.29                11639.31             12214
Apr 30, 96            12015.18                11624.69             12179
May 31, 96            11999.88                11609.89             12175
Jun 30, 96            12094.37                11701.3              12307
Jul 31, 96            12204.88                11808.22             12419
Aug 31, 96            12222.25                11825.03             12416
Sep 30, 96            12334.61                11933.74             12590
Oct 31, 96            12431.57                12027.54             12732
Nov 30, 96            12642.14                12231.27             12965
Dec 31, 96            12597.16                12187.75             12910
Jan 31, 97            12616.29                12206.26             12935
Feb 28, 97            12732.39                12318.59             13053
Mar 31, 97            12589.13                12179.98             12879
Apr 30, 97            12640.82                12229.99             12987
May 31, 97            12790.97                12375.26             13183

          COLONIAL INTERMEDIATE TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 2/1/93 - 5/31/97
                Based on NAV and Maximum CDSC for Class B Shares

                                    [Chart]

$13,000                                                        LEHMAN
                                                              $13,183

$12,000                                                           NAV
                                                              $12,438

$11,000                                                           MOP
                                                              $12,438
$10,000

            2/93                                     5/97


                           MOP                      NAV              LEHMAN
                         --------                --------            ------
Feb 1, 93                10000                   10000                10000
Feb 28, 93               10302.44                10302.44             10362
Mar 31, 93               10202.49                10202.49             10252
Apr 30, 93               10303.49                10303.49             10355
May 31, 93               10350.99                10350.99             10414
Jun 30, 93               10506.89                10506.89             10588
Jul 31, 93               10541.28                10541.28             10601
Aug 31, 93               10725.1                 10725.1              10822
Sep 30, 93               10814.25                10814.25             10946
Oct 31, 93               10835.77                10835.77             10967
Nov 30, 93               10760.44                10760.44             10870
Dec 31, 93               10947.54                10947.54             11099
Jan 31, 94               11066.36                11066.36             11226
Feb 28, 94               10811.48                10811.48             10935
Mar 31, 94               10443.72                10443.72             10490
Apr 30, 94               10549.88                10549.88             10579
May 31, 94               10613.77                10613.77             10671
Jun 30, 94               10622.06                10622.06             10605
Jul 31, 94               10732                   10732                10800
Aug 31, 94               10771.55                10771.55             10837
Sep 30, 94               10683.57                10683.57             10678
Oct 31, 94               10538.71                10538.71             10489
Nov 30, 94               10363.86                10363.86             10299
Dec 31, 94               10519.3                 10519.3              10526
Jan 31, 95               10676.39                10676.39             10826
Feb 28, 95               10892.4                 10892.4              11141
Mar 31, 95               11006.97                11006.97             11269
Apr 30, 95               11005.26                11005.26             11283
May 31, 95               11266.93                11266.93             11643
Jun 30, 95               11191.27                11191.27             11541
Jul 31, 95               11337.57                11337.57             11650
Aug 31, 95               11481.76                11481.76             11798
Sep 30, 95               11552                   11552                11873
Oct 31, 95               11681.6                 11681.6              12045
Nov 30, 95               11796.42                11796.42             12245
Dec 31, 95               11851.02                11851.02             12363
Jan 31, 96               11950.68                11950.68             12456
Feb 29, 96               11899.55                11899.55             12372
Mar 31, 96               11787.29                11787.29             12214
Apr 30, 96               11766.03                11766.03             12179
May 31, 96               11744.59                11744.59             12175
Jun 30, 96               11830.56                11830.56             12307
Jul 31, 96               11932.4                 11932.4              12419
Aug 31, 96               11942.89                11942.89             12416
Sep 30, 96               12046.21                12046.21             12590
Oct 31, 96               12134.39                12134.39             12732
Nov 30, 96               12333.32                12333.32             12965
Dec 31, 96               12282.71                12282.71             12910
Jan 31, 97               12294.79                12294.79             12935
Feb 28, 97               12401.3                 12401.3              13053
Mar 31, 97               12255.1                 12255.1              12879
Apr 30, 97               12298.75                12298.75             12987
May 31, 97               12438.15                12438.15             13183


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 6/30/97 (Most Recent Quarter End)

                                CLASS A SHARES                   CLASS B SHARES
INCEPTION                            2/1/93                         2/1/93
                               NAV            MOP             NAV          w/CDSC
1 YEAR                         6.87%         3.39%           6.18%         2.18%
SINCE INCEPTION                5.99          5.20            5.30          5.30

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for one year and 0% since inception. Past performance cannot predict future results.
Effective August 1, the Fund will offer Class C Shares.

                              INVESTMENT PORTFOLIO
                           MAY 31, 1997 (IN THOUSANDS)

         MUNICIPAL BONDS - 96.6%                                                    PAR             VALUE
         ---------------------------------------------------------------------------------------------------------
         EDUCATION - 30.7%
          SCHOOL DISTRICT GENERAL OBLIGATIONS - 9.1%
          AZ Maricopa County,
           Unified School District No. 69, Paradise Valley,
           Series 1995,
                                             6.350%          07/01/10            $    500          $     555
          AZ Phoenix General Obligation,
                                             6.125%          07/01/03                 500                537
          HI Honolulu City & County,
           Series 1995,
                                             6.000%          11/01/10                 500                535
          IL Chicago General Obligation,
                                             6.300%          01/01/05                 250                270
          IL Joliet, Series 1993-A,
                                             5.300%          01/01/02                  65                 67
                                                                                                      ------
                                                                                                       1,964
                                                                                                      ------

          LOCAL GENERAL OBLIGATIONS - 14.0%
          MI Berkley, City School District,
                                             7.000%          01/01/09(a)              500                579
          MN West St. Paul,
           Independent School District No. 197,
                                                (b)          02/01/04               1,000                719
          NY New York City, Series 1997-A,
                                             7.000%          08/01/06               1,000              1,109
          OH Olmstead Falls Local School District,
                                             6.850%          12/15/11                 550                617
                                                                                                     -------
                                                                                                       3,024
                                                                                                     -------

          STUDENT LOANS - 7.6%
          NM State Educational Assistance Foundation,
           Series 1-A,
                                             6.200%          12/01/01                 400                418
          OH State Student Loan Funding Corp.,
           Series A,
                                             5.750%          08/01/03                 800                829
          SC State Education Assistance Authority,
           Student Loan Revenue Bonds, Series 1991,
                                             6.200%          09/01/99                  50                 52
          TX Brazos Higher Educational
           Facilities Authority, Series 1992-A,
                                             6.600%          03/01/00                 330                341
                                                                                                     -------
                                                                                                       1,640
                                                                                                     -------

                                            Investment Portfolio/May 31, 1997
         ----------------------------------------------------------------------

         HEALTH - 9.2%
          HEALTH SERVICES - 0.8%
          AL East Health Care Authority,
           Health Care Facilities and Tax Anticipation,
           Series 1993,
                                             5.625%          09/01/04                           $ 50   $  52
          HI State Department Budget and Finance
           Special Purpose Mortgage,
           Kapiolani Health Care System, Series 1993,
                                             5.500%          07/01/01                            110     113
                                                                                                       -----
                                                                                                         165
                                                                                                       -----
          HOSPITALS - 7.5%,
          MI Dickinson County,
           Memorial Hospital System,
                                             7.625%          11/01/05                            300     322
          OH Cuyahoga County,
           Meridia Health System,
                                             6.300%          08/15/06                            890     954
          OH Green Springs,
           St. Francis Health Care Center,
           Series 1994-A,
                                             7.000%          05/15/04                            100     107
          PA Philadelphia Hospitals and
           Higher Educational Facilities,
           Temple University Hospital, Series 1993,
                                             5.750%          11/15/99                            100     102
          TX Health Facilities Development
           Corp. Hospital, All Saints
           Episcopal Hospitals, Series 1993-A,
                                             5.800%          08/15/04                             80      84
          TX Tarrant County Health Facilities
           Development Corp. Hospital,
           Fort Worth Osteopathic Hospital, Series 1993,
                                             5.800%          05/15/04                             50      52
                                                                                                       -----
                                                                                                       1,621
                                                                                                       -----

          NURSING HOMES - 0.9%
          KY Jefferson County Health Facilities,
           Beverly Enterprises, Inc., Series 1985-B,
                                             9.750%          08/01/07                             95     103
          MA State Industrial Finance Agency,
           Belmont Home Care Project,
           Series A,
                                             7.970%          01/01/99                            100     102
                                                                                                       -----
                                                                                                         205
                                                                                                       -----

                       Investment Portfolio/May 31, 1997

         ---------------------------------------------------------------------------------------------------------
         MUNICIPAL BONDS - CONT.                                                    PAR             VALUE
         ---------------------------------------------------------------------------------------------------------
         HOUSING - 7.1%
          MULTI-FAMILY - 1.4%
          MA State Housing Finance Agency,
           Series 1992-C,
                                             6.350%          05/15/03              $ 200        $     211
          NJ State Housing and Mortgage Finance Agency,
                                             6.500%          05/01/03                 85               90
                                                                                                ---------
                                                                                                      301
                                                                                                ---------

          SINGLE-FAMILY - 5.7%
          MD Montgomery County Housing,
           Single-family Mortgage,
                                             5.750%          07/01/13                250              250
          NE Nebraska Investment Finance Authority,
           Single-family Mortgage, Series C,
                                             5.650%          09/01/07                500              508
          NH State Housing Finance Authority,
           Single-family Mortgage, Series 1990-A,
                                             6.850%          07/01/98                160              162
          RI Housing and Mortgage Finance Corp.,
           Homeownership Opportunity, Series 6-B:
                                             6.500%          04/01/03                100              104
                                             6.500%          10/01/03                200              210
                                                                                                ---------
                                                                                                    1,234
                                                                                                ---------

         ---------------------------------------------------------------------------------------------------------
         OTHER - 0.3%
          LOCAL APPROPRIATED
          AZ Phoenix Civic Improvement Corp.,
           Waste Water Lease, Series 1993,
                                             5.750%          07/01/04                 50               53
                                                                                                ---------

         ---------------------------------------------------------------------------------------------------------
         OTHER REVENUE - 13.8%
          MISCELLANEOUS RETAIL - 1.0%
          IA State Finance Authority,
           Mason City Shopping Center,
                                             8.500%          12/01/04                 50               52
          OH Lake County,
           North Madison Properties,
           Series 1993,
                                             8.069%          09/01/01                 80               81
          VA Virginia Beach Development Authority,
           SC Diamond Associates, Inc.,
                                             8.000%          12/01/10                 75               80
                                                                                                ---------
                                                                                                      213
                                                                                                ---------

                        Investment Portfolio/May 31, 1997

         ----------------------------------------------------------------------------------------------------
          STATE APPROPRIATED - 12.8%
          KS State Development Authority,
           Lease Juvenile Detention Facility
           Project, Series 1992-H,
                                             5.750%          06/01/02                           $ 60   $  63
          NY New York Dormitory Authority:
           New York City University, Series 1995-A,
                                             5.625%          07/01/16                            500     507
           State University of New York,
           Series 1989-B,
                                             7.100%          05/15/01                            100     108
          NY State Urban Development Corp.:
                                             5.750%          04/01/11                            500     507
                                             6.250%          04/01/02                            500     527
          OH State Higher Education Commission,
           Series II-B,
                                             5.750%          11/01/04                            500     529
          VA State Public Building Authority,
                                             5.625%          08/01/02                            500     521
                                                                                                       -----
                                                                                                       2,762
                                                                                                       -----

         ----------------------------------------------------------------------------------------------------
         RESOURCE RECOVERY - 2.8%
          MISCELLANEOUS DISPOSAL
          FL Lake County Resources Industrial
           Development, Recovery Group,
           Series 1993-A,
                                             5.400%          10/01/03                            500     497
          MA State Industrial Finance Agency,
           Peabody Monofill Associates, Inc.,
           Series 1995,
                                             9.000%          09/01/05                             90      98
                                                                                                       -----
                                                                                                         595
                                                                                                       -----

         ----------------------------------------------------------------------------------------------------
         TAX-BACKED - 8.6%
          SALES & EXCISE TAX - 2.7%
          LA Sulphur Public Import Sales and Use
           Tax, Series 1993-ST,
                                             5.650%          04/01/04                             50      52
          NV Clark County Highway Improvement,
                                             5.700%          07/01/03                            500     524
                                                                                                       -----
                                                                                                         576
                                                                                                       -----

          STATE GENERAL OBLIGATIONS - 5.9%
          LA State General Obligation,
           Series 1993-A,
                                             5.300%          08/01/04                            145     148

                        Investment Portfolio/May 31, 1997

         ---------------------------------------------------------------------------------------------------------
         MUNICIPAL BONDS - CONT.                                                     PAR             VALUE
         ---------------------------------------------------------------------------------------------------------
          TAX-BACKED - CONT.
          STATE GENERAL OBLIGATIONS - CONT.
          NJ State Capital Appreciation,
           Series D,
                                             (b)             02/15/04                $  90          $  65
          TX State,  Series A,
                                             5.800%          10/01/04                1,000          1,064
                                                                                                    -----
                                                                                                    1,277
                                                                                                    -----

          TRANSPORTATION - 15.0%
          AIRPORTS - 0.2%
          CO Denver City & County Airport,
           Airport System, Series 1992-C,
                                             6.250%          11/15/00                   50             51
                                                                                                    -----

          TRANSPORTATION - 2.5%
          DC Metropolitan Transit Authority,
                                             6.000%          07/01/07                  250            270
          WA Port Seattle, Series A,
                                             6.000%          10/01/08                  250            267
                                                                                                    -----
                                                                                                      537
                                                                                                    -----

          TURNPIKES/TOLLROADS/BRIDGES - 12.3%
          CA Foothill Eastern Transportation
           Corridor Agency, State Toll Road,
           Senior Lien, Series A,
                                             (b)             01/01/04                  500            346
          IN State Transportation Finance Authority,
           Series 1993-A,
                                             5.250%          06/01/09                  600            600
          KY State Turnpike Authority Economic
           Development Revitalization Projects,
           Series 1992:
                                             5.500%          01/01/01                   50             51
                                             6.500%          07/01/08                1,000          1,120
          OH State Turnpike Commission,
           Series 1996-A,
                                             6.000%          02/15/06                  500            538
                                                                                                    -----
                                                                                                    2,655
                                                                                                    -----

          UTILITY - 9.1%
          INDIVIDUAL POWER PRODUCER - 2.4%
          CA Sacramento Co-Generation Authority,
           Procter & Gamble Project,
                                             6.500%          07/01/14                  500            521
                                                                                                    -----

                        Investment Portfolio/May 31, 1997

         ---------------------------------------------------------------------------------------------------------
          JOINT POWER AUTHORITY - 0.4%
          TX State Municipal Power Agency,
                                             (b)             09/01/15            $ 250               $       88
                                                                                                     ----------

          MUNICIPAL ELECTRIC - 0.2%
          WA Grant County Public Utilities,
           District Number 002,
           Electric System, Series 1993-E,
                                             5.300%          01/01/03               50                       51
                                                                                                     ----------

          WATER & SEWER - 6.1%
          AZ Central Water Conservation District,
           Central Arizona Project, Series A,
                                             5.500%          11/01/08              250                      259
          TX Houston Water & Sewer System,
           Series C,
                                             5.900%          12/01/05(a)         1,000                    1,061
                                                                                                     ----------
                                                                                                          1,320
                                                                                                     ----------

         TOTAL INVESTMENTS (cost of $20,193)(c)                                                          20,853
                                                                                                     ----------

         OTHER ASSETS & LIABILITIES, NET - 3.4%                                                             734
         ------------------------------------------------------------------------------------------------------

         NET ASSETS - 100.0%                                                                         $   21,587
                                                                                                     ----------

         NOTES TO INVESTMENT PORTFOLIO:
         -----------------------------------------------------------------------

         (a) These securities, or a portion thereof, with a total market value of $854, are being used to collateralize open futures contracts.

         (b)   Zero coupon bond.

         (c)   Cost for federal income tax purposes is the same.

         Short futures contracts open at May 31, 1997:

                                 Par value                                                      Unrealized
                                 covered by                      Expiration                     depreciation
               Type              contracts                          month                       at 5/31/97
          --------------         ----------                      ----------                     ------------
          Municipal bond           $ 500                             June                         $ 27


          See notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

                            May 31, 1997 (UNAUDITED)

      (in thousands except for per share amounts and footnotes)

      ASSETS
      Investments at value (cost $20,193)                              $ 20,853

      Receivable for:
        Investments sold                             $1,195
        Interest                                        355
        Fund shares sold                                 31
      Deferred organization expenses                     10
      Other                                               1               1,592
                                                      -----            --------
          Total Assets                                                   22,445

      LIABILITIES
      Payable for:
        Investments bought                              528
        Distributions                                    84
        Fund shares repurchased                          49
        Variation margin on futures                       2
      Payable   to custodian bank                       189
      Payable   to Adviser                                3
      Accrued:
        Deferred Trustees fees                            2
      Other                                               1
                                                      -----
          Total Liabilities                                                 858
                                                                       --------
      NET ASSETS                                                       $ 21,587
                                                                       --------
      Net asset value & redemption price per share -
      Class A   ($10,129/1,302)                                        $   7.78
                                                                       --------
      Maximum   offering price per share - Class A
      ($7.78/0.9675)                                                   $   8.04 (a)
                                                                       --------
      Net asset value & offering price per share -
      Class B   ($11,458/1,472)                                        $   7.78 (b)
                                                                       --------
      COMPOSITION OF NET ASSETS
      Capital paid in                                                  $ 21,455
      Undistributed net investment income                                    55
      Accumulated net realized loss                                        (556)
      Net unrealized appreciation (depreciation) on:
        Investments                                                         660
        Open futures contracts                                              (27)
                                                                       --------
                                                                       $ 21,587
                                                                       --------

      (a) On sales of $100,000 or more the offering price is reduced.
      (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
      See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1997
                                  (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                $ 649

EXPENSES
Management fee                                          $  65
Service fee                                                24
Distribution fee - Class B                                 40
Transfer agent                                             19
Bookkeeping fee                                            14
Trustees fee                                                7
Custodian fee                                               1
Audit fee                                                  10
Legal fee                                                   3
Registration fee                                            5
Reports to shareholders                                     4
Amortization of deferred organization expenses              8
Other                                                       2
                                                        -----
                                                          202

Fees and expenses waived or borne by the Adviser          (92)            110
                                                        -----           -----
    Net Investment Income                                                 539
                                                                        -----

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                90
Closed futures contracts                                   (a)
                                                        -----
  Net realized gain                                                        90
Net unrealized depreciation during the period on:
Investments                                              (389)
Open future contracts                                     (21)
                                                        -----
  Net Unrealized Depreciation                                            (410)
                                                                        -----
    Net Loss                                                             (320)
                                                                        -----
Net Increase in Net Assets from Operations                              $ 219
                                                                        =====

(a) Rounds to less than one.

See notes to financial statements.

                         STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                   Six months     Year ended
(in thousands)                                    ended May 31    November 30
                                                  ------------    -----------
INCREASE (DECREASE) IN NET ASSETS                     1997            1996
Operations:
Net investment income...........................    $   539         $ 1,160
Net realized gain...............................         90             180
Net unrealized depreciation.....................       (410)           (119)
                                                    -------         -------
  Net Increase from Operations..................        219           1,221
Distributions:
From net investment income -- Class A...........       (282)           (598)
From net investment income -- Class B...........       (259)           (556)
                                                    -------         -------
                                                       (322)             67
                                                    -------         -------
Fund Share Transactions:
Receipts for shares sold -- Class A.............        691           1,572
Value of distributions reinvested -- Class A....        152             393
Cost of shares repurchased -- Class A...........     (3,036)         (2,838)
                                                    -------         -------
                                                     (2,193)           (873)
                                                    -------         -------
Receipts for shares sold -- Class B.............        227             901
Value of distributions reinvested -- Class B....        188             379
Cost of shares repurchased -- Class B...........     (1,872)         (3,052)
                                                    -------         -------
                                                     (1,457)         (1,772)
  Net Decrease from
    Fund Share Transactions.....................     (3,650)         (2,645)
                                                    -------         -------
    Total Decrease..............................     (3,972)         (2,578)
NET ASSETS
Beginning of period.............................     25,559          28,137
                                                    -------         -------
End of period (including undistributed net
  investment income of $55 and $49,
  respectively).................................    $21,587         $25,559
                                                    -------         -------

NUMBER OF FUND SHARES
Sold -- Class A.................................         89             202
Issued for distributions reinvested -- Class A..         20              50
Repurchased -- Class A..........................       (391)           (365)
                                                    -------         -------
                                                       (282)           (113)
                                                    -------         -------
Sold -- Class B.................................         29             116
Issued for distributions reinvested -- Class B..         24              49
Repurchased -- Class B..........................       (241)           (393)
                                                    -------         -------
                                                       (188)           (228)
                                                    -------         -------

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                            MAY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Intermediate Tax-Exempt Fund (the
Fund), a series of Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

                     Notes to Financial Statements/May 31, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $75,021 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increasing in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other

                   Notes to Financial Statements/May 31, 1997
--------------------------------------------------------------------------------
services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.085% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended May 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $264 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $17,345 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended May 31, 1997, purchases and sales of investments, other than short-term obligations, were $2,819,498 and $6,743,337, respectively.

                      Notes to Financial Statements/May 31, 1997

-----------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION - CONT.
-----------------------------------------------------------------------------
Unrealized appreciation (depreciation) at May 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:




        Gross unrealized appreciation       $669,514
        Gross unrealized depreciation         (9,368)
                                            --------
           Net unrealized appreciation      $660,146
                                            --------


CAPITAL LOSS CARRYFORWARDS: At November 30, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:



        Year of                            Capital loss
       expiration                          carryforward
         2003                                 $491,000


Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1997.

                              FINANCIAL HIGHLIGHTS

         Selected data for a share of each class outstanding throughout each period are as follows:

                                              (Unaudited)
                                           Six months ended           Year ended
                                               May 31                 November 30
                                                1997                     1996
                                      ------------------------     ------------------
                                      Class A          Class B     Class A    Class B
      Net asset value -
         Beginning of period            $7.880          $7.880      $7.850     $7.850
                                        ------          ------      ------     ------
      INCOME FROM
        INVESTMENT OPERATIONS:
      Net investment income (a)          0.196           0.171       0.375      0.324
      Net realized and
      unrealized gain (loss)            (0.105)         (0.105)      0.022      0.022
                                        ------          ------      ------     ------
         Total from Investment
            Operations                   0.091           0.066       0.397      0.346
                                        ------          ------      ------     ------
      LESS DISTRIBUTIONS
        DECLARED TO SHAREHOLDERS:
      From net
        investment income               (0.191)         (0.166)     (0.367)    (0.316)
                                        ------          ------      ------     ------
      Net asset value -
         End of period                  $7.780          $7.780      $7.880     $7.880
                                        ======          ======      ======     ======
      Total return (b)(c)                 1.18%(d)        0.85%(d)    5.23%      4.55%
                                        ======          ======      ======     ======

      RATIOS TO AVERAGE NET ASSETS
      Expenses                            0.60%(e)(f)     1.25%(e)    0.60%(e)   1.25%(e)
      Fees and expenses waived
         or borne by the Adviser          0.77%(e)(f)     0.77%(e)    0.72%(e)   0.72%(e)
      Net investment income               4.90%(e)(f)     4.25%(e)    4.75%(e)   4.10%(e)
      Portfolio turnover                    12%(d)          12%(d)      20%        20%
      Net assets at end
      of period (000)                  $10,129         $11,458     $12,479    $13,080

      (a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                        $0.031          $0.031      $0.057     $0.057

      (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

      (c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

      (d)   Not annualized.

      (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

      (f)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

        Selected data for a share of each class outstanding throughout each period are as follows:


                                                        Year ended November 30
                                         ------------------------------------------------------
                                                   1995                           1994
                                          Class A        Class B        Class A         Class B
                                         --------        -------        -------         -------
            Net asset value -
               Beginning of period       $ 7.210        $ 7.210          $7.810           $7.810
                                         -------        -------          ------           ------
            INCOME FROM
              INVESTMENT OPERATIONS:
            Net investment income (a)      0.387          0.338           0.366            0.317
            Net realized and
            unrealized gain (loss)         0.641          0.641          (0.596)          (0.596)
                                         -------        -------          ------           ------
               Total from Investment
                  Operations               1.028          0.979          (0.230)          (0.279)
                                         -------        -------          ------           ------
            LESS DISTRIBUTIONS
              DECLARED TO SHAREHOLDERS:
            From net
             investment income            (0.388)        (0.339)         (0.370)          (0.321)
                                         -------        -------          ------           ------
            Net asset value -
               End of period              $7.850         $7.850          $7.210           $7.210
                                         =======        =======          ======           ======
            Total return (c)(d)            14.56%         13.82%          (3.05)%          (3.68)%
                                         =======        =======          ======           ======
            RATIOS TO AVERAGE NET ASSETS
            Expenses                        0.36%(f)       1.01%(f)        0.20%            0.85%
            Fees and expenses waived
             or borne by the Adviser        0.96%(f)       0.96%(f)        1.07%            1.07%
            Net investment income           5.03%(f)       4.38%(f)        4.85%            4.20%
            Portfolio turnover                69%            69%             26%              26%
            Net assets at end
            of period (000)              $13,317        $14,820         $16,791          $14,138

      (a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                         $ 0.074        $ 0.074         $ 0.080          $ 0.080

      (b)   The Fund commenced investment operations on February 1, 1993.

      (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

      (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

      (e)   Not annualized.

      (f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

      (g)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                                                  Period ended
                                                  November 30
                                             ---------------------
                                                    1993 (b)
                                             Class A       Class B
                                             -------       -------
   Net asset value -
      Beginning of period                     $7.500       $7.500
                                             -------       -------

   INCOME FROM
     INVESTMENT OPERATIONS:
   Net investment income (a)                   0.305        0.263
   Net realized and
   unrealized gain                             0.302        0.302
                                             -------       -------

      Total from Investment
         Operations                            0.607        0.565
                                             -------       -------
   LESS DISTRIBUTIONS
      DECLARED TO SHAREHOLDERS:
   From net
      investment income                       (0.297)      (0.255)
                                             -------       -------
   Net asset value -
      End of period                           $7.810       $7.810
                                             -------       -------
   Total return (c)(d)                          8.18%(e)     7.61%(e)
                                             -------       -------
   RATIOS TO AVERAGE NET ASSETS
   Expenses                                     0.20%(g)     0.85%(g)
   Fees and expenses waived
      or borne by the Adviser                   1.33%(g)     1.33%(g)
   Net investment income                        4.53%(g)     3.88%(g)
   Portfolio turnover                              5%(g)        5%(g)
   Net assets at end
   of period (000)                           $14,700       $9,396

                                              $0.090       $0.090

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B, Class C or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Intermediate Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

COLONIAL
MUTUAL FUNDS

Earning Your Trust for
More Than 60 Years

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

          COLONIAL INVESTMENT SERVICES, INC., DISTRIBUTOR (copyright) 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            IM-03/763D-0597 M (7/97)